SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 17, 2008

                         FIRST FEDERAL BANKSHARES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-25509                     42-1485449
  -----------------            ---------------------          ----------------
(State or Other Jurisdiction)  (Commission File No.)          (I.R.S. Employer
      of Incorporation)                                      Identification No.)


329 Pierce Street, Sioux City, Iowa                                51101
-----------------------------------                                -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02.        Departure of Directors or Certain Officers;  Election of
                  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
                  --------------------------------------------------------------

     On July 17, 2008, First Federal Bankshares, Inc. (the "Company"), the holding company of Vantus Bank (the "Bank"), announced the resignation of Michael W. Dosland, President and Chief Executive Officer of the Company and the Bank. Mr. Dosland also resigned as a director of the Company and of the Bank. The resignations were effective immediately.

     Barry E. Backhaus has been appointed interim President and Chief Executive Officer of the Company and the Bank, effective immediately. Mr. Backhaus, a current director of the Company and the Bank, served as President and Chief Executive Officer for 16 years, until his retirement in March 2006. He served as Chairman of the Board of the Bank from 1997 to October 2005. Mr. Backhaus served as President, Chief Executive Officer and Chairman of the Board of the Company since its formation in 1998 until his retirement. Mr. Backhaus is 63 years old.

     A press release providing additional details of the foregoing is included as Exhibit 99 to this report.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Not Applicable.

                  (d) Exhibit.

                      99      Press release dated July 18, 2008






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FIRST FEDERAL BANKSHARES, INC.



DATE: July 18, 2008                     By: /s/ Barry E. Backhaus
                                           -----------------------------------
                                           Barry E. Backhaus
                                           President and Chief Executive Officer










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                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.                Description
         -----------                -----------

            99                Press Release of First Federal Bankshares, Inc.








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                                   EXHIBIT 99

                 PRESS RELEASE OF FIRST FEDERAL BANKSHARES, INC.